UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2014

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 600, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 646-2800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 23, 2014, CommonWealth REIT (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Government Properties Income Trust (“GOV”) pursuant to which the Company and GOV each agreed to irrevocably waive its rights under, and release the other party from any obligations under, Sections 3.1, 3.2 and 3.3 of the Transaction Agreement, dated June 8, 2009, between the Company and GOV (the “Transaction Agreement”).  Section 3.1 of the Transaction Agreement provides GOV with a first right to purchase, mortgage or finance any Company property that is, or is reasonably expected within one year to be, majority leased or occupied to one or more governmental authorities (a “Government Property”) upon the Company’s determination to offer any such property for sale, mortgage or other financing, as the case may be.  Section 3.2 of the Transaction Agreement prohibits the Company from making any investment (including fee interests, leaseholds, joint ventures, mortgages or other real estate interests) in any Government Property without the prior approval of a majority of GOV’s independent trustees who are not also Company trustees.  Section 3.3 of the Transaction Agreement prohibits GOV from making any investment (including fee interests, leaseholds, joint ventures, mortgages or other real estate interests) in any office or industrial real property that is not a Government Property without the prior approval of a majority of the Company’s independent trustees who are not also GOV trustees.  Pursuant to the Letter Agreement, effective as of July 23, 2014, all obligations of the Company and GOV under Sections 3.1, 3.2 and 3.3 of the Transaction Agreement are of no further force or effect.

The foregoing description of the Letter Agreement and the Transaction Agreement is not complete and is subject to and qualified in its entirety by reference to the Letter Agreement and the Transaction Agreement. A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated in this Item 1.01 by reference. A copy of the Transaction Agreement is attached as Exhibit 10.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2009 and is incorporated in this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Letter Agreement, dated as of July 23, 2014, by and between CommonWealth REIT and Government Properties Income Trust
10.2

Transaction Agreement, dated as of June 8, 2009, by and between CommonWealth REIT and Government Properties Income Trust. (Incorporated by reference to Exhibit 10.2 of CommonWealth REIT’s Current Report on Form 8-K dated June 8, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT
	By:	/s/ Orrin Shifrin
	Name:	Orrin Shifrin
	Title:	General Counsel and Secretary

Date: July 23, 2014